SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                         ARIZONA INSTRUMENT CORPORATION
                         ------------------------------
                (Name of Registrant As Specified In Its Charter)

                           ---------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  $125  per Exchange Act Rules  0-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange  Act Rules 14a-6(i)(4) and 0-11.

        1)       Title of each class of securities to which transaction applies:

                   ------------------------------------------------------

        2)       Aggregate number of securities to which transaction applies:

                   ------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  ------------------------------------------------------

        4)       Proposed maximum aggregate value of transaction:

                 ------------------------------------------------------

        5)       Total fee paid:

                 ------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                         ARIZONA INSTRUMENT CORPORATION
                                     [LOGO]
                              4114 East Wood Street
                             Phoenix, Arizona 85040

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  June 27, 1996


TO THE STOCKHOLDERS:

         The Annual Meeting of Stockholders of Arizona Instrument Corporation, a Delaware corporation (the "Company"), will be held on Thursday, June 27, 1996 at 2:00 p.m. local time, at the corporate offices of the Company, 4114 East Wood Street, Phoenix, Arizona, for the following purposes:

         (1) To elect two directors to serve for the next three years or until their successors are elected;

         (2) To consider and act upon a proposal to amend the Company's Employee Stock Purchase Plan to increase the number of shares of Common Stock available for grant thereunder by 200,000 shares;

         (3) To consider and act upon a proposal to amend the Company's Employee Stock Purchase Plan to permit participation by senior officers;

         (4) To consider and act upon a proposal to amend the Company's 1991 Stock Option Plan to increase the number of shares available for grant thereunder by 300,000 shares;

         (5) To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending December 31, 1996; and

         (6) To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on May 15, 1996 are entitled to notice of and to vote at the Meeting.

         All stockholders are cordially invited to attend the Meeting in person.

                                    Sincerely,


                                    /s/ Susan D. Berry
                                    Susan D. Berry
                                    Secretary

Phoenix, Arizona
May 22, 1996

- --------------------------------------------------------------------------------
IMPORTANT: It is important that your stockholdings be represented at this meeting. Whether or not you expect to attend the Meeting, please complete, date and sign the enclosed Proxy and mail it promptly in the enclosed envelope to assure representation of your shares. No postage need be affixed if mailed in the United States.
- --------------------------------------------------------------------------------

                         ARIZONA INSTRUMENT CORPORATION
                              4114 East Wood Street
                             Phoenix, Arizona 85040


                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                  JUNE 27, 1996
                         -------------------------------



                SOLICITATION, EXECUTION AND REVOCATION OF PROXIES

         Proxies in the accompanying form are solicited on behalf, and at the direction, of the Board of Directors of Arizona Instrument Corporation, a Delaware corporation (the "Company"). All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted in accordance with the direction on the proxies. If no direction is indicated, the shares will be voted in favor of the proposals to be acted upon at the Annual Meeting. The Board of Directors is not aware of any other matter which may come before the Annual Meeting. If any other matters are properly presented at the meeting for action, including a question of adjourning the Annual Meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

         When stock is in the name of more than one person, the proxy is valid if signed by any of such persons unless the Company receives written notice to the contrary. If the stockholder is a corporation, the proxy should be signed in the name of such corporation by an executive or other authorized officer. If signed as attorney, executor, administrator, trustee, guardian or in any other representative capacity, the signer's full title should be given and, if not previously furnished, a certificate or other evidence of appointment should be furnished.

         This Proxy Statement and the form of proxy which is enclosed are being mailed to the Company's stockholders commencing on or about May 22, 1996.

         A stockholder executing and returning a proxy has the power to revoke it at any time before it is voted. A stockholder who wishes to revoke a proxy can do so by executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company prior to the vote at the Annual Meeting, by written notice of revocation received by the Secretary prior to the vote at the Annual Meeting or by appearing in person at the Annual Meeting, filing a written notice of revocation and voting in person the shares to which the proxy relates.

         In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by the directors, officers and regular employees of the Company. Such persons will receive no additional compensation for such services. Arrangements will also be made with certain brokerage firms and certain other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Stock held of record by such persons, and such brokers, custodians, nominees and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses incurred in connection therewith. It is not anticipated that any other persons will be engaged to solicit proxies. However, the Company may seek services of an outside proxy solicitor in the event such services become necessary. All expenses incurred in connection with this solicitation will be borne by the Company.

         The mailing address of the principal corporate office of the Company is 4114 East Wood Street, Phoenix, Arizona 85040.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Only stockholders of record at the close of business on May 15, 1996 (the "Record Date") will be entitled to vote at the meeting. On the Record Date, there were issued and outstanding 6,498,780 shares of Common Stock. Each holder of Common Stock is entitled to one vote, exercisable in person or by proxy, for each share of the Company's Common Stock held of record on the Record Date. The presence of a majority of the shares of Common Stock entitled to vote, in person or by proxy, is required to constitute a quorum for the conduct of business at the Annual Meeting. The two nominees for director receiving the highest number of affirmative votes (whether or not a majority) cast by the shares represented at the Annual Meeting and entitled to vote thereon, a quorum being present, shall be elected as directors. The affirmative vote of a majority of such quorum is required with respect to the approval of Proposals 2 through 5. Abstentions and broker non-votes are each included in the determination of the number of shares present for quorum purposes. Because abstentions represent shares entitled to vote, the effect of an abstention will be the same as a vote cast against a proposal, except with respect to the election of directors, for which only affirmative votes are relevant. A broker non-vote, on the other hand, will not be regarded as representing a share entitled to vote on the proposal and, accordingly, will have no effect on the voting for such proposal.

Security Ownership of Certain Beneficial Owners and Management

         As of May 13, 1996 the following table sets forth the beneficial ownership of Common Stock of the Company by each director and director nominee who owns shares, by each executive officer named in the Summary Compensation Table set forth herein, by all directors and executive officers as a group, and by each person known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock:

                    Shares of Common Stock Beneficially Owned
                    -----------------------------------------


                                            Number                 Percent
Name and Address (1)                       of Shares               of Total
- --------------------                       ---------               --------

Walfred R. Raisanen (2)                    176,400                   2.6%

S. Thomas Emerson (2)                       35,000                    (3)

John P. Hudnall (2)                         29,521                    (3)

Quinn Johnson (2)                           62,001                    (3)

Richard Long (2)                            32,000                    (3)

Patricia Onderdonk (2)                      16,000                    (3)

Stanley Weiss (2)                           35,000                    (3)

All directors and executive                432,118                   6.2%
officers as a group (2) (4)
(11 persons)



- ----------------------------------------

(1) Unless otherwise indicated, the beneficial owner's address is: c/o the Company, 4114 East Wood Street, Phoenix, Arizona 85040.

(2) Includes shares issuable upon exercise of options which are currently exercisable or become exercisable within 60 days of May 13, 1996 as applicable for each of the following individuals:

                           Raisanen                  20,000 shares
                           Long                      15,000 shares
                           Hudnall                   24,000 shares
                           Emerson                   15,000 shares
                           Onderdonk                 12,500 shares
                           Weiss                     10,000 shares

(3)      Less than one percent.

(4) Includes 42,000 shares issuable upon exercise of options (in addition to shares issuable upon exercise of options indicated in note 2).

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Board of Directors currently consists of seven members and is classified into three classes with each class holding office for a three-year period. The terms of Mr. Johnson and Mr. Emerson expire in 1996; the terms of Mr. Hudnall and Mr. Raisanen expire in 1997; and the terms of Mr. Long, Ms. Onderdonk, and Mr. Weiss expire in 1998.

         The Certificate of Incorporation restricts the removal of directors under certain circumstances. The number of directors may be increased to a maximum of 10.

         Two directors, Messrs. Johnson and Emerson are to be re-elected at the Meeting for a three-year term expiring in 1999 or until their respective successors have been elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for Messrs. Johnson and Emerson who are the Company's nominees. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

         Any stockholder entitled to vote for the election of directors at a meeting may nominate persons for election as directors only if written notice of such stockholder's intent to make such nomination is given, either by personal delivery at 4114 East Wood Street, Phoenix, Arizona or by United States mail, postage prepaid to Secretary, Arizona Instrument Corporation, 4114 East Wood Street, Phoenix, Arizona 85040 not later than: (i) with respect to the election to be held at an annual meeting of stockholders, 20 days in advance of such meeting, and (ii) with respect to any election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each such notice must set forth: (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that such stockholder is a holder of record of stock of the corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between such stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission if such nominee had been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the corporation if elected. The chairman of a stockholder meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

         The names of the directors and certain information about them are set forth below.


Name                    Age   Principal Occupation                Director Since
- ----                    ---   --------------------                --------------



Walfred R. Raisanen     61    Chairman of the Board, Vice              1981
                              President-Research and
                              Development, and Treasurer of the
                              Company

S. Thomas Emerson       55    Chairman of Xantel Corporation           1989

John P. Hudnall         45    President and Chief Executive            1988
                              Officer of the Company

Quinn Johnson           51    President of Horizon Engineering         1992
                              and Testing, Inc., a wholly-owned
                              subsidiary of the Company

Richard Long            67    Marketing and Management                 1987
                              Consultant

Patricia Onderdonk      45    Vice President Marketing, Optical        1992
                              Disc Corporation

Stanley H. Weiss        53    Director and President Terrell,          1993
                              Weiss & Sugar, Ltd.




         Walfred R. Raisanen has been the Chairman of the Board of Directors since the Company's inception in January 1981. From 1981 until 1986 he was the President and Treasurer of the Company. Mr. Raisanen was re-elected Treasurer in 1991 and also serves as Vice President of Research and Development. From June 1976 until January 1981 he was President and a Director of Motorola Process Control, Inc., the predecessor to the Company.

         S. Thomas Emerson, Ph.D. has been Chairman of Xantel Corporation, a private company engaged in computer communications, since August 1992. Dr. Emerson was Chief Executive Officer of Syntellect Incorporated, a manufacturer of voice response systems, from 1984 to April 1992. Prior to founding Syntellect in 1984, Dr. Emerson was a founder of Periphonics Corporation of Bohemia, New York where he served for 14 years in various executive capacities.

         John P. Hudnall came to the Company in 1985 as Chief Financial Officer. He became President and Chief Executive Officer in 1986 and a Director in 1988. Mr. Hudnall's background spans 22 years in industry, with positions in production, sales, finance and systems, including a position as Chief Financial Officer for Inter-Tel, Inc., an independent telephone company.

         Quinn Johnson became President of Horizon Engineering & Testing, Inc., a wholly-owned subsidiary of the Company ("Horizon"), in September 1992 upon the acquisition by the Company of Horizon's predecessor. Mr. Johnson founded Horizon's predecessor in 1990. Prior to forming Horizon's predecessor, Mr. Johnson founded and served since 1983 as president of a company engaged in general construction, paving and civil engineering. Previously, Mr. Johnson was a construction manager for Northern Industries of Eagar, Arizona; a project manager for the U.S. Forest Service; and a structural engineer for Fluor Corp. of Los Angeles, California.

         Richard Long has been involved in the private sector of the telecommunications industry for over 20 years. He has been both President and Chairman of the trade association representing suppliers, contractors and manufacturers in the private sector and has acted as a spokesman before Congress and regulatory bodies during that time.

         Patricia Onderdonk has been the Vice President of Marketing for Optical Disc Corporation of Santa Fe Springs, California since mid-1994, a company engaged in developing and manufacturing high-density CD ROMs. Previously, she co-founded Onderdonk & Haynes, Inc. in 1986 and had become President of the marketing and communication consulting firm focused on technology-based customers. Ms. Onderdonk's background spans 19 years of marketing and communications experience with positions in account and general management, including the position of Vice President and General Manager for Regis McKenna, Inc., a high-technology marketing and public relations firm.

         Stanley H. Weiss has been president and director of Terrell, Weiss & Sugar, Ltd., an accounting firm in Chicago, Illinois, since September 1990. Mr. Weiss served as the firm's secretary-treasurer from October 1981 until September 1990 and has been a principal of the firm since December 1978. As a practicing certified public accountant since 1974, Mr. Weiss has been actively involved in consulting with entrepreneurs and managers in the areas of income taxes, business planning, financial controls and employee incentives.

Compliance With Section 16(a) Reporting Requirements

         Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose any failure to file by these dates. All of these filing requirements were satisfied during the year ended December 31, 1995, except Quinn Johnson reported on a Form 4 dated July 14, 1995 a sale of securities on June 14, 1995 and Patricia Onderdonk reported on a Form 4 dated April 25, 1996 a purchase of securities on November 22, 1995. Additionally, the Company has not received copies of ownership reports due from Bridge Capital Investors II, which formerly beneficially owned greater than 10% of the Company's outstanding Common Stock, and thus has no information regarding whether such reports have been filed or filed on a timely basis with the Commission. In making these disclosures, the Company has relied solely on written representations of its directors and executive officers and copies of the reports that they have filed with the Commission.

Board Meetings and Committees

         The Board of Directors held a total of four meetings during the fiscal year ended December 31, 1995. No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors or any committee on which such director served during the period of such service.

         The Board presently has an Audit Committee and a Compensation Committee. The Audit Committee currently consists of Mr. Long and Mr. Emerson and met one time in fiscal 1995. The Audit Committee meets independently with representatives of the Company's independent auditors and with representatives of senior management. The Committee reviews the general scope of the Company's annual audit, the fee charged by the independent auditors and other matters relating to internal control systems. In addition, the Audit Committee is responsible for reviewing and monitoring the performance of non-audit services by the Company's auditors. The Committee is also responsible for recommending the engagement or discharge of the Company's independent auditors.

         The Compensation Committee currently consists of Messrs. Emerson and Long and Ms. Onderdonk, and met two times in fiscal 1995. The Compensation Committee reviews and reports to the Board the salaries and benefit programs designed for senior management, officers and directors with a view to insure that the Company is attracting and retaining highly qualified managers through competitive salary and benefit programs and encouraging extraordinary effort through incentive rewards.

         Nominations of persons to be directors are considered by the full Board of Directors.


                       REMUNERATION OF EXECUTIVE OFFICERS

                           SUMMARY COMPENSATION TABLE

The following table sets forth compensation awarded to, earned by or paid to the Company's Chief Executive Officer and each of the Company's other executive officers who were serving as an executive officer at the end of fiscal 1995 and whose salary and bonus aggregated at least $100,000 for services rendered to the Company during fiscal 1995.

                                                  Annual Compensation                Long-Term Compensation
                                            --------------------------------     -------------------------------

                                                                                                            Pay-
                                                                                                            ----
                                                                                        Awards              outs
                                                                                 ---------------------      ----

                                                                     Other       Re-        Securities
                                                                     Annual      stricted   Underlying      LTIP
                                                                     Compen-     Stock       Options/       Pay-     All Other
                                                                     sation      Awards        SARs         outs     Compen-
Name and Principal Position         Year     Salary($)     Bonus       ($)         (#)         (#)           ($)     sation($)
- -------------------------------     ----     ---------     -----     -------     --------   ---------       -----    ---------
John P. Hudnall, CEO                1995       154,400       0       5,400(1)       0       120,000(2)        0       1,518(3)
                                    1994       153,226       0       5,400(1)       0            0            0       1,425(3)
                                    1993       143,000       0       5,400(1)       0        95,480(4)        0       1,354(3)

Walfred Raisanen, Chairman          1995       147,262       0          0           0       100,000(2)        0       3,771(3)
                                    1994       135,009     26,460       0           0            0            0       3,329(3)
                                    1993       124,000       0          0           0        35,480(4)        0       2,974(3)

Quinn Johnson, President            1995       127,561       0          0           0        60,000(2)        0       2,869(3)
Horizon Engineering &               1994       129,190       0          0           0            0            0       2,721(3)
Testing                             1993       129,029     15,427       0           0        11,480(4)        0       2,606(3)

(1)      Automobile allowance.

(2) No SARs were granted. Represents 24,520, 52,760 and 48,520 new option grants to Messrs. Hudnall, Raisanen and Johnson, respectively. All remaining options shown in this table as granted in 1995 represent repricing of options granted in prior years.

(3)      Life insurance premium payments.

(4) No SARs were granted. All options shown in this table as granted in 1993 represent the repricing of options granted in prior years.

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR (1)

         The following table sets forth information about stock option grants during the last fiscal year to the executive officers named in the Summary Compensation Table.

                                                      Individual Grants
                        -----------------------------------------------------------------------
                          Number of          % of Total
                          Securities         Option/SARs
                          Underlying           Granted
                         Options/SARs       to Employees in    Exercise or Base     Expiration
     Name                 Granted (#)         Fiscal Year        Pricing ($/Sh)         Date
- -------------------       -----------         -----------        --------------     -----------
John P. Hudnall            120,000(2)           18.0%              $ .92             5/5/2005

Walfred R. Raisanen        100,000(2)           15.0%              $ .92             5/5/2005

Quinn Johnson               60,000(2)            9.0%              $ .92             5/5/2005


(1)      No SARs are outstanding.

(2)      Vest in five equal annual installments beginning May 5, 1996.


                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION VALUE TABLE

         The following table sets forth information with respect to the executive officers named in the Summary Compensation Table concerning the number and value of options outstanding at the end of the last fiscal year. None of the executive officers named in the Summary Compensation Table exercised options during the last fiscal year.

                                                                Value of Unexercised in-the-
                                Number of Unexercised               Money Options/SARs at
                              Options/SARs at FY-End(1)                FY End ($)(2)
                           -----------------------------       -------------------------------

       Name                Exercisable     Unexercisable       Exercisable       Unexercisable
- -----------------          -----------     -------------       -----------       -------------
John P. Hudnall                 0             120,000              0                129,600

Walfred Raisanen                0             100,000              0                108,000

Quinn Johnson                   0              60,000              0                 64,800


(1)      No SARs are outstanding.
(2) Effective May 5, 1995, the exercise price of all employee options was reduced to $.92 per share.

Employment/Change of Control Arrangements

         Effective November 5, 1992, the Company entered into a five-year employment agreement with Walfred R. Raisanen pursuant to which Mr. Raisanen agreed to serve as Vice President of Research and Development for a base annual salary of $120,000, which is to be adjusted annually for cost-of-living increases. Mr. Raisanen is also entitled to participate in any benefit arrangements available to executive officers of the Company. Upon termination of the employment agreement by the Company without cause, Mr. Raisanen is entitled to receive a cash payment equal to the compensation due him over the balance of the term of the employment agreement, and to participate in applicable benefit programs for the balance of the term of the employment agreement.

         Effective June 3, 1993, the Company entered into a three-year employment agreement with its President and Chief Executive Officer, John P. Hudnall. The agreement provides for a base annual salary of $143,000, which is to be adjusted annually for cost-of-living increases. Mr. Hudnall is also entitled to participate in any benefit arrangements available to executive officers of the Company. Upon termination of the employment agreement by the Company without cause, Mr. Hudnall is entitled to receive an amount equal to the compensation due him over the balance of the term of the employment agreement, and to participate in applicable benefit programs for the balance of the term of the employment agreement.

         For information regarding the employment agreement of Quinn Johnson, an executive officer of a subsidiary of the Company, see "Certain Transactions."

         The Company's 1991 Option Plan provides that options granted to any executive officer or director of the Company will become immediately exercisable and vested in full upon the occurrence, before the expiration or termination of such option, of (a) delivery of written notice of a stockholders' meeting at which the stockholders will consider a proposed merger, sale of assets or other reorganization of the Company, (b) the acquisition by any person of securities representing 25% or more of the total number of votes entitled to be case for the election of directors of the Company, (c) commencement of a tender offer for the stock of the Company, or (d) failure, at any annual or special meeting of stockholders following an election contest, of any of the persons nominated by the Company to win election seats on the board of directors.

         The Company's 1991 Option Plan further provides that subject to the above provisions, in the event a merger or similar reorganization that the Company does not survive, a sale of all or substantially all of the assets of the Company, or the dissolution and liquidation of the Company, shall cause every option outstanding under the 1991 Option Plan to terminate, to the extent not then exercised, except to the extent that any surviving entity agrees to assume the 1991 Option Plan and/or the obligations under any such option.

Compensation of Directors

         Outside directors are currently paid $1,000 plus expenses per Board or committee meeting attended. Pursuant to the 1991 Stock Option Plan, non-employee directors are automatically granted options exercisable for 2,500 shares at the market price on the date of grant upon joining the Board and on each January 1 thereafter. The options become exercisable six months after grant and expire two years after termination of Board service. Directors who are employees are only paid their expenses (if any) for attendance at meetings.

Report of Compensation Committee of the Board of Directors Regarding Repricing of Stock Options

         Effective May 5, 1995, the exercise prices of substantially all options outstanding under the Company's various stock option plans were reduced to $.92 per share by action of the Compensation Committee of the Board of Directors (the "Compensation Committee"), which exercise price equalled the fair market value of the Common Stock as of the date of repricing. Exercise prices of options prior to the repricing ranged from $1.75 to $2.44. Repricing was not effected with respect to stock options held by non-employee directors of the Company (including each member of the Compensation Committee), who are eligible to receive options only pursuant to a formula grant provision in the Company's 1991 Stock Option Plan.

         The Compensation Committee believes that stock options provide substantial incentives to optionees and play a key role in the Company's ability to recruit and retain executives and key employees. The Compensation Committee further believes that equity-based incentive programs, such as stock options, help created a tight link between the interests of the Company's stockholders and employees. The Compensation Committee further believes that the effectiveness of stock options as a motivational device is substantially diminished in situations where the prevailing market prices for the Common Stock are significantly less than the exercise prices of the outstanding options.

         In 1995, the Compensation Committee reviewed the effectiveness of the Company's stock option program in light of the above factors and the disparity between the exercise prices of outstanding options and the prevailing market prices of the Company's Common Stock. The Compensation Committee also took into account the factor that stock option programs appropriately include an element of risk for optionees, and that the mitigation of risk resulting from repricing outstanding options could have a negative effect upon the incentives created by the outstanding stock options. In light of the above factors, the Compensation Committee determined that it was desirable and in the best interests of the Company to effect the repricing described herein.

Certain Transactions

         Bridge Agreements. On July 6, 1989, the Company entered into an agreement (the "Note Agreement") with Bridge Capital Investors II ("Bridge II"). Pursuant to the Note Agreement as amended through September 2, 1992, Bridge II held 12% convertible subordinated notes in the principal amount of $3,000,000 with a maturity date of June 30, 1996 and a warrant to purchase up to 115,000 shares of the Company's Common Stock at an exercise price of $1.00 per share. As a result of common stock issued in conjunction with the acquisition of Horizon on September 30, 1992 and related financing and other transactions, the notes became convertible into 847,937 shares of common stock at $3.54 per share. The Note Agreement further provided that the Company would have the right to prepay the notes at any time if prepayment were accompanied by the issuance of warrants to purchase Common Stock at the rate of 200,000 warrants for each $1,000,000 of principal which is prepaid.

         In November 1995, the Company prepaid the remaining principal balance of the notes payable to Bridge II. In connection with the prepayment, Bridge II waived all rights to receive any additional warrants under its loan agreement with the Company. The Company had also made a scheduled principal payment of $375,000 on April 30, 1995 and a $616,667 principal payment on October 31, 1995.

         Merger Agreement. On September 30, 1992, Horizon Engineering and Testing, Inc. was merged (the "Merger") into a wholly-owned subsidiary of the Company pursuant to an Agreement of Merger (the "Merger Agreement"). Shareholders of Horizon received cash consideration of $190,000 and shares of the Company's Common Stock. Quinn Johnson held 90% of the outstanding stock of Horizon at the time of the Merger and received 529,328 shares of Common Stock in connection with the Merger. The Company agreed to register the shares of the Company's Common Stock issued pursuant to the Merger Agreement under applicable federal and state securities laws at any time after April 1, 1993 upon the request of holders of 25% of such shares and to keep such registration effective through September 30, 1995. Mr. Johnson has agreed to indemnify Horizon and the Company against certain liabilities in connection with the Company's acquisition of Horizon, and has placed 49,030 shares of the Company's Common Stock in escrow in connection therewith.

         Non-competition Agreement. Pursuant to a Non-Competition Agreement dated September 30, 1993, and in consideration of a cash payment of $350,000, Mr. Johnson agreed to refrain from competing with Horizon until the later of September 30, 1998 or two years after leaving the employment of Horizon, subject to earlier termination under certain circumstances.

         Employment Agreement. Mr. Johnson serves as President of Horizon pursuant to an Employment Agreement dated September 30, 1992. The Employment Agreement provides for a base salary of $125,000 over its four-year term, with annual adjustments tied to increases in the Consumer Price Index. The Employment Agreement also provides for an annual bonus equal to (i) 15% of Horizon's pretax profit (as defined) with respect to pretax profit representing up to 15% of Horizon's gross revenues; and (ii) 20% of Horizon's pretax profit on that portion of the pretax profit in excess of 15% of gross revenues, with a maximum bonus over the term of the four-year agreement equal to $700,000. Upon termination of the Employment Agreement by the Company without cause, Mr. Johnson is entitled to receive (i) the difference between $700,000 and bonus payments prior to termination; plus (ii) an amount equal to the then-applicable annual base salary.

         Stock Registration. Pursuant to registration rights previously granted, the Company filed a shelf registration statement with the Securities and Exchange Commission ("SEC") relating to 3,781,003 shares of its Common Stock issued in connection with private placements in September 1992 and November 1993 and in connection with the acquisition of Horizon in September 1992. Also included in the registration are 209,000 shares of Common Stock issuable upon the exercise of warrants issued to Cruttenden & Co., Inc. ("Cruttenden") and its assignees in connection with Cruttenden's activities as placement agent for the November 1993 private placement. The registration statement was declared effective by the SEC in February 1994. The Company has agreed that it will maintain the effectiveness of the registration statement (i) until November 1996, with respect to the shares issued in the November 1993 private placement;
(ii) until September 1995, with respect to the shares issued in the September 1992 private placement and the Horizon acquisition; and (iii) until two years after exercise, with respect to shares issuable upon exercise of the warrants referred to above. The registration statement as originally filed included 465,001 shares beneficially owned by Quinn Johnson, a director and executive officer of the Company, which shares were acquired by Mr. Johnson in connection with the acquisition of Horizon by the Company in September 1992. In connection with the registration, Mr. Johnson agreed that his registered and other sales of the Company's Common Stock shall not exceed the volume limitations set forth in Rule 144 under the Securities Act of 1933, as amended, subject to certain exceptions. The registration statement also includes 20,000 shares and 20,000 shares beneficially owned by S. Thomas Emerson and Stanley Weiss, directors of the Company, which shares were acquired in the November 1993 private placement. The Company and the holders of the shares of Common Stock included in the registration have agreed to indemnify each other against certain liabilities.

         Other. During September 1993, the Company loaned $45,000 to Walfred R. Raisanen, a director and executive officer of the Company. The loan bears interest at 10% per annum, is collateralized by 15,000 shares of the Company's Common Stock and $30,000 of the cash value of a life insurance policy covering Mr. Raisanen, and is due August 1996.


                                   PROPOSAL 2

                    AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN
                      INCREASING SHARES AVAILABLE FOR GRANT
                                BY 200,000 SHARES

         The Company's Employee Stock Purchase Plan ("Purchase Plan") was adopted by the Board of Directors and approved by the stockholders in 1985. Prior to the adoption of the amendment discussed below, all 200,000 shares of Common Stock that had been reserved for issuance under the Purchase Plan have been so issued. On May 3, 1996, the Board of Directors amended the Purchase Plan, subject to stockholder approval, to increase the shares reserved for issuance from 200,000 shares to 400,000 shares. Accordingly, if this Proposal 2 is approved by the Company's stockholders, as of May 13, 1996, a total of 200,000 shares of Common Stock were available for future issuance under the Purchase Plan.

Summary of Plan

         The summary of the Purchase Plan included in this Proxy Statement is qualified in its entirety by the specific language of the Purchase Plan. Copies of the Purchase Plan are available to any stockholder upon request to Investor Relations, Arizona Instrument Corporation, 4414 East Wood Street, Phoenix, Arizona 85040.

         Purpose. The purpose of the Purchase Plan is to provide the employees of the Company and its subsidiaries with an opportunity to purchase Common Stock of the Company through payroll deductions. The Purchase Plan is intended to qualify as an Employee Stock Purchase Plan under Section 423 of the Internal Revenue Code (the "Code").

         Administration. The Purchase Plan is to be administered by the Board of the Company or a committee appointed by the Board. All questions of interpretation or application of the Purchase Plan are determined by the Board or its committee and its decisions are final and binding upon all participants. Members of the Board or committee who are eligible employees are permitted to participate in the Purchase Plan. Members of the Board or its committee receive no additional compensation for their services in connection with the administration of the Purchase Plan.

         Eligibility. Participation in the Purchase Plan is completely voluntary. Any person, excluding senior officers, who is employed by the Company for at least 20 hours per week and has been so employed for at least 12 months continuously by the Company or one of its designated subsidiaries is eligible to participate in the Purchase Plan. See Proposal 3 below, which would delete the exclusion for senior officers and permit their participation in the Purchase Plan. No employee is to be granted an option under the Purchase Plan (i) if, immediately after the grant, such employee would own shares (including outstanding options to purchase) of stock possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of any parent or subsidiary of the Company, or (ii) which permits his or her rights to purchase shares under all employee stock purchase plans of the Company and its parent or subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of the shares (determined at the time such option is granted) for each calendar year in which such stock option is outstanding at any time.

         Offering Dates. The Purchase Plan is implemented by one offering during each six-month period of the Plan. The offering periods will generally commence on January 1 and July 1 of each year.

         Participation in the Purchase Plan. Eligible employees become participants in the Purchase Plan by delivering a subscription agreement to the Company's payroll office prior to the applicable offering date. Payroll deductions for a participant will commence on the first payroll following the offering date and will end on the termination date of the offering to which the subscription agreement is applicable, unless sooner terminated by the participant as provided in the Purchase Plan. See "Withdrawal from the Purchase Plan." An employee who becomes eligible to participate in the Purchase Plan after the commencement of an offering must wait until the commencement of the next offering. Payment under all offerings will be by payroll deduction. The subscription agreement will indicate the percentage of the participant's compensation  which  will be  withheld  during the  offering  period and used to
exercise  the  purchase  option.   The  percentage  may  not  exceed  10%  of  a
participant's compensation on any payday and the aggregate of such projected payroll deductions during the offering period may not exceed 10% of the aggregate projected compensation for the offering period. A participant may lower, but not increase, the rate of payroll deductions during the offering by delivering to the Company a new subscription agreement. The change in rate will be effective within 15 days following the Company's receipt of the new agreement. By executing a subscription agreement, the participant is given an option which may or may not be exercised during the six-month offering period. The participant does not become obligated to make the stock purchase; rather, the subscription agreement is merely an election by the participant to place shares under option.

         Purchase Price. The purchase price per share at which shares of Common Stock are sold in an offering under the Purchase Plan is 85% of the lower of the fair market value of a share of Common Stock at the beginning or end of the offering period. The fair market value of the Common Stock on a given date shall be the mean of the reported bid and asked prices for that date.

         Exercise of Option and Purchase of Stock. By executing a subscription agreement to participate in an offering under the Purchase Plan, the employee is granted an option to purchase as many full shares of Common Stock as he would be able to buy with payroll deductions credited to his account during the offering period at the purchase price described under "Purchase Price." Unless the employee's participation is discontinued (see "Withdrawal from the Purchase Plan"), his option for the purchase of shares will be exercised automatically at the end of the offering period at the applicable price. Any cash remaining to the credit of a participant in his account under the Purchase Plan after a purchase of shares at the termination of each offering period, or which is insufficient to purchase a full share of Common Stock, shall be returned to the participant without interest.

         Use of Funds. All payroll deductions received or held by the Company under the Purchase Plan may be used by the Company for any corporate purpose.

         Withdrawal from the Purchase Plan. The participant's interest in a given offering may be terminated in whole, but not in part, by delivering to the Company a notice of withdrawal from the Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable six-month offering period. In such event, the payroll deductions credited to the participant's account will be returned to such participant, without interest. A participant's withdrawal from an offering has no effect upon such participant's eligibility to participate in subsequent offerings under the Purchase Plan. If a participant fails to remain customarily employed by the Company for at least 20 hours per week during the offering period in which the employee is a participant, he shall be deemed to have elected to withdraw from the Purchase Plan and the payroll deductions credited to his account shall be returned to him and his option terminated.

         Termination of Employment. Termination of a participant's employment for any reason, including retirement or death, immediately cancels his participation in the Purchase Plan. In such event, the payroll deductions credited to the participant's account will be returned, without interest, to such participant or, in the case of death, to the person or persons entitled thereto as specified by the employee. See "Designation of Beneficiary."

         Stock Subject to Option. The maximum number of shares of Common Stock which will be made available for sale under the Purchase Plan is 200,000 shares plus the 200,000 shares now proposed for stockholder approval, subject to adjustment on changes in capitalization of the Company. See "Capital Changes." If the total number of shares which would otherwise be subject to options granted under the Purchase Plan at the beginning of an offering period exceeds the number of shares then available under the Purchase Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company will allocate options for shares remaining available for option grant pro rata among the participants. In such event, the Company will give written notice of such reduction of the number of shares subject to the option to each participant affected thereby and will similarly reduce the rate of payroll deductions, if necessary.

         Capital Changes. In the event of any changes in the capitalization of the Company, such as mergers, consolidations, reorganizations, recapitalizations, stock splits or stock dividends, appropriate adjustments will be made by the Company in the number of shares of Common Stock subject to purchase under the Purchase Plan and in the purchase price per share.

         Designation of Beneficiary. A participant may file with the Company a written designation of a beneficiary who is to receive any shares or cash or both to which the participant may be entitled under the Purchase Plan at the time of his death. Such designation of beneficiary may be changed by the participant at any time by written notice.

         Nonassignability. Neither payroll deductions credited to a participant's account nor any rights of a participant under the Purchase Plan may be pledged, assigned or transferred for any reason except by will, the laws of descent and distribution or by designation of beneficiary. See "Designation of Beneficiary." Any attempt at such pledge, assignment or transfer may be treated by the Company as an election to withdraw from the Purchase Plan.

         Reports. Individual accounts will be maintained for each participant in the Purchase Plan. Statements of account will be given to participating employees semi-annually promptly following the stock purchase date, and such statements will set forth the amount of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

         Amendment or Termination. The Board of Directors may at any time terminate or amend the Plan, subject to the following provisions. The Board has the power to change the duration of offering periods without stockholder approval, if such change is announced at least 15 days prior to the scheduled beginning of the first offering period to be affected and if no offering period is to be longer than 27 months. No termination may affect options previously granted and no amendment may make any change in any option granted under the Purchase Plan which adversely affects the rights of any participant. No amendment may be made without prior approval of the stockholders of the Company if such amendment would increase the number of shares which may be issued under the Purchase Plan, permit payroll deductions at a rate in excess of 10% of the participant's compensation, materially modify the requirements as to eligibility for participation in the Purchase Plan or materially increase the benefits which may accrue to participants under the Purchase Plan.

Certain Federal Income Tax Consequences

         The Purchase Plan is intended to qualify as an Employees' Stock Purchase Plan under Section 423 of the Code. Accordingly, a participant will not recognize taxable income at the time Shares are acquired under the Purchase Plan. If the participant disposes of the Shares within two years after the date the option is granted, the employee must recognize compensation income in the year of disposition equal to the difference between the fair market value of the Shares on the date of acquisition and the purchase price. The difference between the amount received upon disposition and the participant's basis in the Shares (the amount paid for the Shares plus the amount included in gross income as compensation) will be treated as a capital gain or loss. If the participant disposes of the Shares more than two years after the date the option is granted, the participant must recognize compensation income in the year of disposition equal to the lesser of (i) the excess of the fair market value of the stock at the time of disposition over the purchase price or (ii) the excess of the fair market value of the stock at the time of option grant over the purchase price. The difference between the amount received upon disposition and the participant's basis in the Shares (the sum of the amount paid for the Shares plus the amount included in gross income as compensation) will be treated as long-term capital gain or loss.

         The Company is generally not entitled to a deduction with respect to Shares purchased under a Section 423 plan. The Company will be entitled to a corresponding deduction, however, if an employee disposes of the stock before the expiration of the two year holding period described above. In such case, the Company will be entitled to a deduction equal to the amount of compensation income recognized by the participant.

         This summary description is based upon the presently applicable provisions of the Code and is subject to change in the event of a change in either the Code or interpretations thereof. Each Purchase Plan participant is urged to consult his personal tax advisor as to the tax effects in his individual situation of his participation in the Purchase Plan, including the effects under state income tax or other tax laws which may be applicable.

Valuation

         As of May 10, 1996, the last sale price of the Company's Common Stock as reported on the Nasdaq Stock Market was $3.00 per share.

Stock Purchases

         As of May 13, 1996, options to purchase a total of 200,000 shares have been granted to employees of the Company and have been automatically exercised pursuant to the Purchase Plan. No individual employee of the Company has received or is to receive grants of 5% or more of such options. Directors and executive officers currently are not eligible to participate in the Purchase Plan. See Proposal 3 below.

Recommendation

         The Board of Directors unanimously recommends that the stockholders vote FOR approval of this proposal to increase the number of shares of Common Stock available under the Purchase Plan.


                                   PROPOSAL 3

                    AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN
                   TO PERMIT PARTICIPATION BY SENIOR OFFICERS

         The Purchase Plan is summarized in Proposal 2 above. The summary of the Purchase Plan included in Proposal 2 of this Proxy Statement is qualified in its entirety by the specific language of the Purchase Plan. Copies of the Purchase Plan are available to any stockholder upon request to Investor Relations, Arizona Instrument Corporation, 4414 East Wood Street, Phoenix, Arizona 85040.

         On May 3, 1996, the Board of Directors amended the Purchase Plan, subject to stockholder approval, to expand the eligibility requirements to permit the Company's senior officers (including directors who are employees) to participate in the Purchase Plan. The Company believes that participation of senior officers in the Purchase Plan will help ensure a tighter link between the interests of its stockholders and the senior officers and will enhance the Company's ability to continue recruiting and retaining top talent.

Description of Amendment

         The amendment would eliminate the exclusion of senior officers from eligibility to participate in the Purchase Plan. Senior officers would be subject to the same participation requirements as other eligible employees: a senior officer must be employed by the Company for at least 20 hours per week and have been so employed for at least 12 months continuously by the Company or one of its designated subsidiaries to be eligible to participate in the Purchase Plan.

         Unlike other participants in the Purchase Plan, a senior officer who acquires shares of the Company's Common stock pursuant to the Purchase Plan must hold the stock for six months. Additionally, a senior officer who ceases participation in the Purchase Plan may not participate again for at least six months.

Recommendation

         The Board of Directors unanimously recommends that the stockholders vote FOR approval of this proposal to permit the Company's senior officers to participate in the Purchase Plan.

                                   PROPOSAL 4

                 APPROVAL OF AN AMENDMENT OF THE COMPANY'S 1991
             STOCK OPTION PLAN INCREASING SHARES AVAILABLE FOR GRANT
                          THEREUNDER BY 300,000 SHARES

         The Arizona Instrument Corporation 1991 Option Plan was adopted by the Board of Directors in April 1991 and was approved by the Company's stockholders on June 28, 1991. The 1991 Option Plan provides for the grant of options which qualify as "incentive stock options" under Section 422 of the Internal Revenue Code (the "Code") and nonstatutory stock options which do not specifically qualify for favorable income tax treatment under the Code.

         Stock options play a key role in the Company's ability to recruit, reward and retain executives and key employees. The Company believes that equity based incentive programs help insure a tight link between the interests of its stockholders and employees and enhance the Company's ability to continue recruiting and retaining top talent. The Company believes that the continued operation of the 1991 Option Plan in light of the Company's recent growth necessitates an increase in the shares available for grant under the 1991 Option Plan.

         On May 3, 1996, the Board of Directors amended the 1991 Option Plan subject to stockholder approval to increase the shares reserved for issuance by 300,000 shares. As described below, the 1991 Option Plan originally provided for 450,000 shares to be reserved for issuance and further provided that each year the aggregate number of shares of stock that may be issued pursuant to exercise of nonqualified stock options (but not incentive stock options) under the 1991 Option Plan shall automatically increase annually on January 1 by the number of shares equal to 1% of the outstanding common shares on such date and shall not thereafter decrease except by specific action of the Board, with certain limitations. Operation of this provision has resulted in an increase in the shares available for issuance from 450,000 to 698,356. Accordingly, if this Proposal 4 to increase shares available for grant under the 1991 Option Plan by 300,000 shares is approved by the Company's stockholders, as of May 13, 1996, the total number of shares available for grant under the 1991 Option Plan, taking into account the automatic formula, will be 431,933 shares.

Summary of 1991 Option Plan

         The summary of the 1991 Option Plan included in this Proxy Statement is qualified in its entirety by the specific language of the 1991 Option Plan. Copies of the 1991 Option Plan are available to any stockholder upon request addressed to Arizona Instrument Corporation, 4114 East Wood Street, Phoenix, Arizona 85040, Attention:
Stockholder Relations.

Purpose

         The purposes of the 1991 Option Plan are to attract and retain the best available employees, directors and third parties who can provide valuable services for the Company or any parent, subsidiary or affiliate, to provide additional incentive to such persons, and to promote the success of the Company's business.

Eligibility

         Any employee or director of the Company or any parent, subsidiary or affiliate is eligible to receive options under the 1991 Option Plan, provided that incentive stock options may only be granted to employees of the Company or any parent or subsidiary of the Company. Nonstatutory options may be granted to other persons who are not officers, directors or employee, but whose participation is deemed to be in the Company's best interest.

Stock Subject to the 1991 Option Plan

         The aggregate number of shares which may be issued pursuant to the exercise of options granted under the 1991 Option Plan is 450,000 shares of the Company's voting common stock, subject to adjustments in certain circumstances, including stock dividends, stock splits, reverse stock splits, reorganizations and recapitalizations. Additionally, each year the aggregate number of shares of stock that may be issued pursuant to exercise of nonqualified stock options (but not incentive stock options) under the 1991 Option Plan shall automatically increase annually on January 1 by the number of shares equal to 1% of the outstanding common shares on such date and shall not thereafter decrease except by specific action of the Board; provided, however, that the aggregate number of shares available for issuance pursuant to the 1991 Option Plan, minus the number of shares that are subject to outstanding options and the number of shares that have been purchased upon exercise of options, shall not exceed on any January 1 over 10% of the outstanding common shares. Operation of this provision has resulted in an increase in the aggregate number of shares which may be issued pursuant to the exercise of options granted under the 1991 Option Plan from 450,000 shares to 698,356 shares of the Company's voting common stock. If any outstanding option grant under the 1991 Option Plan for any reason expires or is terminated, the shares of common stock allocable to the unexercised portion of the option grant shall again be available for options under the 1991 Option Plan as if no options had been granted with respect to such shares.

Administration of the 1991 Option Plan

         The 1991 Option Plan will be administered by a committee (the "Committee") of directors appointed by the Board and constituted so as to permit the 1991 Option Plan to qualify under Rule 16b-3 ("Rule 16b-3") under the Securities Exchange Act of 1934. The Committee will determine those persons to whom stock options will be granted, the terms of such grants and the number of shares subject to options.

Terms and Conditions of Options

         Incentive stock options granted under the 1991 Option Plan may have a maximum term of 10 years (five years in the case of options granted to a holder of more than 10% of the Company's stock) and other stock options granted under the 1991 Option Plan may have a maximum exercise term of 20 years. The per-share exercise price of incentive stock options may not be less than the fair market value of Common Stock (110% of the fair market value in the case of a holder of more than 10% of the Company's stock) on the date of grant. The exercise price of nonstatutory options shall be as determined by the Committee but in no event less than the par value. To the extent required by the Code, no employee may be granted incentive stock options in any calendar year for shares with an aggregate fair market value in excess of $100,000 plus the maximum carryover amount determined under Section 422 of the Code. Options are not transferable except upon death, and can be exercised during the optionee's lifetime only while an optionee is providing services for the Company or any parent, subsidiary or affiliate, except that an option may be exercised within certain periods of time after termination of employment other than for cause and in the event of retirement, death or permanent disability.

         Payment of the exercise price may be made in cash or, if permitted by the grant, by transferring to the Company shares of the Company's Common Stock at fair market value on the date of exercise. At the discretion of the Committee, the Company may extend credit to finance option exercises. Subject to certain limitations, the Committee may modify, extend or renew outstanding options, reduce the exercise price of options, accept the surrender of outstanding options and grant new options in substitution. Each option may have additional terms and conditions consistent with the 1991 Option Plan as determined by the Committee.

Accelerating Events

         Unless otherwise provided in the grant letter, options granted to executive officers and directors of the Company will become immediately exercisable in full upon the occurrence of any of the following events: (i) delivery of written notice of a stockholders meeting to consider a merger, sale of substantially all of the assets, or similar reorganization of the Company; (ii) the acquisition by any person of securities representing 25% or more of the total number of votes that may be cast for the election of the Company's directors; (iii) commencement of a tender offer for stock of the Company; or (iv) subject to certain exceptions, failure of any person nominated by the Company to be elected to the Board of Directors at any annual or special meeting involving an election contest.

Grants to Nonemployee Directors

         Each director who is not an employee of the Company shall automatically be awarded options for the purchase of 2,500 shares of Common Stock upon approval of the 1991 Option Plan by the stockholders. Thereafter, (i) each person who is not an employee of the Company and who becomes a director shall receive an option for 2,500 shares of Common Stock at the time of joining the Board; and (ii) each director shall automatically be granted options to purchase 2,500 shares of Common Stock each January 1. The exercise price shall equal the fair market value on each grant date, and such options shall be exercisable in full six months after the date of grant and until two years after a person ceases to be a director. The automatic grants are structured so that the recipients can qualify as disinterested administrators of the 1991 Option Plan under Rule 16b-3.

Termination or Amendment of the 1991 Option Plan

         The 1991 Option Plan provides that the Board may at any time terminate or amend the 1991 Option Plan without stockholder approval except where so doing would result in noncompliance with Rule 16b-3, the Code, or other applicable laws or regulations. Unless sooner terminated by the Board, the 1991 Option Plan will expire in April 2001 solely with respect to the granting of incentive stock options.

Certain Federal Income Tax Consequences

         The following is a brief summary of the Company's understanding of the principal Federal income tax consequences of grants or awards made under the 1991 Option Plan based upon the applicable provisions of the Code in effect on the date hereof.

         Nonqualified Stock Options. An optionee will not recognize taxable income at the time an NSO is granted. Upon exercise of an NSO, an optionee will recognize compensation income in an amount equal to the difference between the exercise price and the fair market value of the shares at the date of exercise. The amount of such difference will be a deductible expense to the Company for tax purposes. On a subsequent sale or exchange of shares acquired pursuant to the exercise of an NSO, the optionee will recognize a taxable gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of such shares. The tax basis will, in general, be the amount paid for the shares plus the amount treated as compensation income at the time the shares were acquired pursuant to the exercise of the option.

         When the NSO exercise price is paid in stock, the exercise is treated as: (a) a tax-free exchange of the shares of stock (without recognizing any taxable gain with respect thereto) for a like number of new shares (with such new shares having the same basis and holding period as the old); and (b) an issuance of a number of additional shares having a fair market value equal to the "spread" between the exercise price and the fair market value of the shares for which the NSO is exercised. The optionee's basis in the additional shares will equal the fair market value of the shares on the date of exercise and the holding period for such shares will begin on the date the optionee acquires them. This mode of payment does not affect the ordinary income tax liability incurred upon exercise of the NSO described above.

         Incentive Stock Options. An optionee will not recognize taxable income at the time an ISO is granted. Further, an optionee will not recognize taxable income upon exercise of an ISO if the optionee complies with two separate holding periods: shares acquired upon exercise of an ISO must be held for at least two years after the date of grant and for at least one year after the date of exercise. The difference between the exercise price and the fair market value of the stock at the date of exercise is, however, an alternative minimum tax preference item. When the shares of stock received pursuant to the exercise of an ISO are sold or otherwise disposed of in a taxable transaction and the optionee has complied with the appropriate holding periods, the optionee will recognize a capital gain or loss, measured by the difference between the exercise price and the amount realized.

         Ordinarily, an employer granting ISOs will not be allowed any business expense deduction with respect to stock issued upon exercise of an ISO. However, if all the requirements for an ISO are met except for the holding period rules set forth above, the optionee will be required, at the time of the disposition of the stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the stock at the date of exercise as ordinary income and the excess, if any, as capital gain. The Company will be allowed a corresponding business expense deduction to the extent of the amount of the optionee's ordinary income.

Valuation

         As of May 10, 1996, the last sale price of the Company's Common Stock as reported on the Nasdaq Stock Market was $3.00 per share.

Option Grants

         As of May 13, 1996, Walfred R. Raisanen, S. Thomas Emerson, John P. Hudnall, Quinn Johnson, Richard Long, Patricia Onderdonk and Stanley Weiss have been granted options for an aggregate of 68,000 shares, 15,000 shares, 81,600 shares, 40,800 shares, 15,000 shares, 12,500 shares and 10,000 shares, respectively under the 1991 Option Plan; all current executive officers as a group (six persons) have been granted options for 333,200 shares under the 1991 Option Plan; all current directors (who are not executive officers) as a group (four persons) have been issued options for 52,500 shares under the 1991 Option Plan; and all employees as a group (not including executive officers or nonemployee directors) have been issued options for 170,723 shares under the 1991 Option Plan.

         As of the date of this proxy statement, there has been no determination by the Committee with respect to future awards under the 1991 Option Plan. The table of option grants under "Executive Compensation -- Option/SAR Grants in the Last Fiscal Year" provides information with respect to the grant of options under the 1991 Option Plan during the last fiscal year to the executive officers named in the Summary Compensation Table. For information regarding the options granted to the non-executive officer directors during the past fiscal year, see "Executive Compensation -- Compensation of Directors."

Recommendation

         The Board of Directors unanimously recommends that the stockholders vote FOR approval of this proposal to amend the Arizona Instruments Corporation 1991 Stock Option Plan to increase the number of shares of Common Stock available for grant under the 1991 Option Plan by 300,000 shares.


                                   PROPOSAL 5

                       APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Deloitte & Touche LLP as independent auditors to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1996 and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board will reconsider its selection.

         Deloitte & Touche LLP has audited the Company's financial statements annually since 1981. Its representatives are expected to be present at the meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company which are intended to be presented by such stockholders at the Company's annual meeting for the fiscal year ending December 31, 1996 must be received by the Company no later than January 25, 1997 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Additionally, if a stockholder wishes to present to the Company an item for consideration as an agenda item for a meeting, he must timely give notice to the Secretary and give a brief description of the business desired to be discussed. To be timely for this Annual Meeting, such notice must be delivered to or mailed to and received by the Company no later than 5:00 p.m. local time on June 7, 1996.


                              AVAILABLE INFORMATION

         The Company files annual reports on Form 10-KSB with the Securities and Exchange Commission. A copy of the Form 10-KSB annual report for the fiscal year ended December 31, 1995 (except for certain exhibits thereto) may be obtained, free of charge, upon written request by any stockholder to Arizona Instrument Corporation, 4114 East Wood Street, Phoenix, Arizona 85040, Attention:
Stockholder Relations. Copies of all exhibits to the annual report are available upon a similar request, subject to payment of a $.15 per page charge to reimburse the Company for its expenses in supplying any exhibit.


Dated:  May 22, 1996

PROXY

                         ARIZONA INSTRUMENT CORPORATION
                              4114 East Wood Street
                             PHOENIX, ARIZONA 85040

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints John Hudnall and Scott Carter as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Arizona Instrument Corporation held of record by the undersigned on May 15, 1996, at the Annual Meeting of Stockholders to be held on June 27, 1996 or any adjournment thereof.

1.       ELECTION OF DIRECTORS

                 Nominees:

                             Quinn Johnson             S. Thomas Emerson

         |_|     FOR ALL NOMINEES (except as           |_| WITHHELD FOR ALL
                 marked  to the contrary below)


                 WITHHELD FOR: (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR AN INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE LINE BELOW:)

                 _______________________________________________________________


2. PROPOSAL TO APPROVE AN AMENDMENT OF THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE THEREUNDER BY 200,000 SHARES

              |_| FOR                   |_| AGAINST                 |_| ABSTAIN


3. PROPOSAL TO APPROVE AN AMENDMENT OF THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN TO PERMIT PARTICIPATION OF SENIOR OFFICERS

              |_| FOR                   |_| AGAINST                 |_| ABSTAIN


4. PROPOSAL TO APPROVE AN AMENDMENT OF THE COMPANY'S 1991 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR GRANT THEREUNDER BY 300,000 SHARES

              |_| FOR                   |_| AGAINST                 |_| ABSTAIN

5.       PROPOSAL TO APPROVE AND RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP


              |_| FOR                   |_| AGAINST                 |_| ABSTAIN


6. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

         ------------------------------

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
                 DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
                   IF NO DIRECTION IS MADE, THIS PROXY WILL BE
                   VOTED FOR THE NOMINEES AND FOR PROPOSALS 2,
              3, 4 AND 5 AS RECOMMENDED BY THE BOARD OF DIRECTORS.

         Please sign exactly as name appears below. When shares are held by more than one owner, all should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or authorized officer. If a partnership, please sign in partnership name by authorized person.

         Dated: ___________________, 1996
         (Be sure to date this Proxy)


         ____________________________________________
         Signature


         ____________________________________________
         Signature

                          EMPLOYEE STOCK PURCHASE PLAN



         The following  constitute the provisions of the Employee Stock Purchase
Plan  (herein  called  the  "Plan")  of  Arizona  Instrument   Corporation  (the
"Company").

         1. Purpose. The purpose of the Plan is to provide employees of the Company and its subsidiaries with an opportunity to purchase Common Stock of the Company through payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1954, as amended. The provisions of the Plan shall, according ly, be constructed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

         2.       Definitions.

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Common Stock" shall mean the Common Stock, no par value, of the Company.

                  (c) "Company" shall mean Arizona Instrument Corporation, an Arizona corporation.

                  (d) "Compensation" shall mean all regular straight time earnings, payments of overtime, shift premiums, incentive compensa tion, incentive payments, bonuses and commissions (except to the extent that the exclusion of any such items is specifically directed by the Board or its committee).

                  (e) "Designated Subsidiaries" shall mean the Sub sidiaries which have been designated by the Board from time to time, in its sole discretion, as eligible to participate in the Plan.

                  (f) "Employee" means any person, excluding senior officers, who is customarily employed for at least twenty (20) hours per week and has been so employed for at least twelve (12) months continuous by the Company or one of its Designated Subsidiaries.

                  (g) "Plan" shall mean the Employee Stock Purchase Plan.

                  (h) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

         3.       Eligibility

                  (a) Any Employee as defined in paragraph 2 shall be eligible to participate in the Plan, subject to limitations imposed by Section 423(b) of the Internal Revenue Code of 1954, as amended.

                  (b) Any provisions of the Plan to the contrary notwith standing, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee would own shares (including outstanding options to purchase) of stock possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of any parent or subsidiary of the Company, or (ii) which permits his rights to purchase shares under all employee stock purchase plans of the Company and its parent and subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of the shares (determined at the time such option is granted) for each calendar year in which such stock option is outstanding at any time.

         4. Offering Dates. The Plan shall be implemented by one offering during each six-month period of the Plan, commencing on or about January 1, 1985 and continuing thereafter until terminated, in accordance with paragraph 19 hereof. The Board of Directors of the Company shall have the power to change the duration of offering periods with respect to future offerings without shareholder approval, if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first offering period to be affected.

         5.       Participation.

                  (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing a payroll deduction on the form provided by the Company, and filing it with the Company's payroll office prior to the applicable offering date.

                  (b) Payroll deductions for a participant shall commence on the first payroll following the offering date and shall end on the termination date of the offering to which such authorization is applicable, unless sooner terminated by the participant as provided in paragraph 10.

         6.       Payroll Deductions.

                  (a) At the time a participant files his subscription agreement, he shall elect to have payroll deductions made on each payday during the offering period at a rate not exceeding ten percent (10%) of the Compensation which he is to receive on such payday, and the aggregate of such projected payroll deduction during the offering period shall not exceed ten percent (10%) of his aggregate projected Compensation during said offering period.

                  (b) All payroll deductions authorized by a participant shall be credited to his account under the Plan. A participant may not make any additional payments into such account.

                  (c) A participant may discontinue his participation in the Plan as provided in paragraph 10, or may lower, but not increase, the rate of his payroll deductions during the offering by completing and filing with the Company a new authorization for payroll deduction. The change in rate shall be effective within fifteen (15) days following the Company's receipt of a new authorization.

         7.       Grant of Option

                  (a) At the beginning of each six-month offering period, each eligible Employee participating in the Plan shall be granted an option to purchase (at the per share option price) up to a number of shares of the Company's Common Stock purchasable by each Employee's projected accumulated payroll deduction (not to exceed an amount equal to ten percent (10%) of his Compensation as of the date of the commencement of the applicable offering period) divided by eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock at the beginning of said offering period, subject to the limitations set forth in Sections 3(b) and 12 hereof. Fair market value of a share of the Company's Common Stock shall be determined as provided in
Section 7(b) herein.

                  (b) The option price per share of such shares shall be the lesser of: (i) 85% of the fair market value of a share of the Common Stock of the Company at the commencement of the six-month offering period; or (ii) 85% of the fair market value of a share of the Common Stock of the Company at the time the option is exercised at the termination of the six-month offering period. The fair market value of the Company's Common Stock on a given date shall be the mean of the reported bid and asked prices for that date.

         8. Exercise of Option. Unless a participant withdraws from the Plan as provided in paragraph 10, his option for the purchase of shares shall be exercised automatically at the end of the offering period, and the maximum number of full shares subject to option shall be purchased for him at the applicable option price with the accumulated payroll deductions in his account. During his lifetime, a participant's option to purchase shares hereunder is exercisable only by him.

         9. Delivery. As promptly as practicable after the termina tion of each offering, the company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his option. Any cash remaining to the credit of a participant in his account under the Plan after a purchase of shares at the termination of each offering period, or which is insufficient to purchase a full share of Common Stock of the Company, shall be returned to the participant.

         10.      Withdrawal; Termination of Employment.

                  (a) A participant may withdraw all but not less than all the payroll deductions credited to his account under the Plan at any time prior to the end of the offering period by giving written notice to the Company. All of the participant's payroll deductions credited to his account shall be paid to him promptly after receipt of his notice of withdrawal and his option for the current period shall be automatically terminated, and no further payroll deduc tions for the purchase of shares shall be made for him during the offering period.

                  (b) Upon termination of the participant's employment prior to the end of the offering period for any reason, including retirement or death, the payroll deductions credited to his account shall be returned to him or, in the case of his death, to the person or persons entitled thereto under paragraph 14, and his option shall be automatically terminated.

                  (c) In the event an Employee fails to remain in the con tinuous employ of the Company for at least twenty (20) hours per week during the offering period in which the employee is a partici pant, he shall be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his account shall be returned to him and his option terminated.

                  (d) A participant's withdrawal from an offering shall not have any effect upon his eligibility to participate in an succeeding offering or in any similar plan which may hereafter be adopted by the Company.

         11. Interest. No interest shall accrue on the payroll deduc tions of a participant in the Plan.

         12.      Stock.

                  (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 200,000 shares, subject to adjustment upon changes in capitalization of the company as provided in paragraph 18. The shares to be sold to participants under the Plan may, at the election of the Company, be either treasury shares, shares authorized but unused, or shares purchased on the open market. If the total number of shares, which would otherwise be subject to options granted pursuant to Section 7(a) hereof, at the beginning of an offering period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall allocate options for shares remaining available for option grant pro rata among the participants in accordance with the amounts otherwise determined pursuant to Section 7(a). In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each participant affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

                  (b) A participant shall have no interest or voting right in shares covered by his option until such option has been exercised.

                  (c) Shares to be delivered to a participant under the Plan shall be registered either in the name of the participant or in the name of the participant and his spouse.

         13. Administration. The Plan shall be administered by the Board of Directors of the Company or a committee appointed by the Board. The administration, interpretation or application of the Plan by the Board or its committee shall be final, conclusive and binding upon all participants. Members of the committee who are eligible Employees are permitted to participate in the Plan.

         14.      Designation of Beneficiary.

                  (a) A participant may file a written designation of a beneficiary who is to receive any shares or cash or both to which the participant may be entitled under the Plan at the time of his death.

                  (b) Such designation of beneficiary may be changed by the participant at any time by written notice, in the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver any shares and any cash to which the participant was entitled to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company in its discretion, may deliver any such shares and any such cash to the spouse or children of the participant, or if no spouse or child is known to the Company, then to such other person as the Company may designate.

         15. Transferability. Neither payroll deductions credited to a participant's account nor any right with regard to the exercise of any option or rights to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in paragraph 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10.

         16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         17. Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Employees semiannually promptly following the stock purchase date, which statements shall set forth the amount of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

         18. Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

                  The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each out standing option, in the event that the Company effects one or more reorganizations, capitalizations, rights, offerings, or other increases or reductions of shares of its outstanding Common Stock, and in the event the Company is consolidated with or merged into any other corporation.

         19. Amendment or Termination. The Board of Directors may at any time terminate or amend the Plan. No termination shall affect options previously granted. No amendment shall make any change in any option granted under the Plan which adversely affects the right of any participant. No amendment shall be made without prior approval of the shareholders of the Company if such amendment would:

                  (a) increase the number of shares that may be issued under the Plan;

                  (b) Permit payroll deductions at a rate in excess of ten percent (10%) of the participant's Compensation;

                  (c) Materially modify the requirements as to eligibility for participation in the Plan; or

                  (d) Materially increase the benefits which may accrue to participants under the Plan.

         20. Notices. All notices or other communications by a participant in the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21. Shareholder Approval. This Plan shall be subject to approval by the affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented and entitled to vote thereon.

         22. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to any option unless the exercise of such option and issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  As a condition to the exercise of option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

                             1991 STOCK OPTION PLAN


1.       Purpose

         The purposes of the Arizona Instrument Corporation 1991 Stock Option Plan ("Plan") are to attract and retain the best available employees and directors of Arizona Instrument Corporation or any parent or subsidiary or affiliate of Arizona Instrument Corporation which now exists or hereafter is organized or acquired by or acquires Arizona Instrument Corporation (collectively or individually as the context requires the "Company") as well as appropriate third parties who can provide valuable services to the Company, to provide additional incentive to such persons and to promote the success of the business of the Company. This Plan is intended to comply with Rule 16b- 3 under
Section 16 of the Securities Exchange Act of 1934, as amended or any successor rule ("Rule 16b-3"), and the Plan shall be construed, interpreted and administered to so comply.

2.       Incentive and Nonqualified Stock Options

         Two types of options (referred to herein as "options," without distinction between such two types) may be granted under the Plan: options intended to qualify as incentive stock options ("incentive stock options") under
Section 422 of the United States Internal Revenue Code of 1986, as amended, or any successor provision ("Code"); and other options intended not to qualify for favorable income tax treatment under Sections 421 through 424 of the Code ("nonqualified stock options").

3.       Eligibility and Administration

         (a) Eligibility. The following individuals shall be eligible to receive grants pursuant to the Plan as follows:

                  i) Any employee (including any officer or director who is an employee) of the Company or any ISO Group member shall be eligible to receive either incentive stock options or nonqualified stock options under the Plan. An employee may receive more than one option under the Plan.

                  ii) Any director who is not an employee of the Company or any Affiliated Group member shall be eligible to receive options only as set forth in Section 8.

                  iii) Any other individual whose participation the committee determines is in the best interests of the Company shall be eligible to receive nonqualified stock options.

         (b) Administration. The Plan shall be administered by a committee or committees appointed by the Board of Directors of the Company (the "Board") so constituted as to permit the Plan to comply under Rule 16b-3. All administrative powers may be delegated by a committee, except where required for selection and determination of grants for persons subject to Section 16 of the Securities Exchange Act of 1934, as amended ("Section 16"). The Company shall indemnify and hold harmless each director and committee member for any action or determination made in good faith with respect to the Plan or any option. Determinations by the committee shall be final and conclusive upon all persons.

4.       Shares Subject to Options

         The stock available for grant of options under the Plan shall be shares of the Company's authorized but unissued or reacquired voting common stock. The aggregate number of shares that may be issued pursuant to exercise of options granted under the Plan shall be 450,000 shares. Additionally, each year the aggregate number of shares of stock that may be issued pursuant to exercise of nonqualified stock options (but not incentive stock options) under the Plan shall automatically increase annually on January 1 by the number of shares equal to 1% of the outstanding common shares on such date and shall not thereafter decrease except by specific action of the Board; provided, however, that the aggregate number of shares available for issuance pursuant to the Plan, minus the number of shares that are subject to outstanding options and the number of shares that have been purchased upon exercise of options, shall not exceed on any January 1 over 10% of the outstanding common shares. If any outstanding option grant under the Plan for any reason expires or is terminated, the shares of common stock allocable to the unexercised portion of the option grant shall again be available for options under the Plan as if no options had been granted with respect to such shares.

5.       Terms and Condition of Options

         Option grants under the Plan shall be evidenced by agreements in such form and containing such provisions which are consistent with the Plan as the committee shall from time to time approve. Each agreement shall specify whether the option(s) granted thereby are incentive stock options or nonqualified stock options. Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

         (a) Shares Granted. Each option grant agreement shall specify the number of incentive stock options and/or nonqualified stock options being granted; one option shall be deemed granted for each share of stock. In addition, each option grant agreement shall specify the exercisability and/or vesting schedule of such options, if any.

         (b) Purchase Price. The purchase price for a share subject to (i) a nonqualified option may be any amount above the par value of such share determined in good faith by the committee, and (ii) unless otherwise permitted at a lower price by the Code, an incentive option shall not be less than 100% of the fair market value of the share on the date the option is granted, provided, however, the option price on an incentive stock option shall not be less than 110% of the fair market value of such share on the date the option is granted to an individual then owning (after the application of the family and other attribution rules of Section 424(d) or any successor rule of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any ISO Group member. For purposes of the Plan, "fair market value" at any date shall be (i) the reported closing price of such stock on the New York Stock Exchange or other established stock exchange or National Market System on such date, or if no sale of such stock shall have been made on such exchange on that date, on the preceding date on which there was such a sale, (ii) if such stock is not then listed on an exchange or the National Market System, the average of the closing bid and asked prices per share for such stock in the over-the-counter market as quoted on NASDAQ or the pink sheets or successor publication of the National Quotation Bureau on such date, or (iii) if the stock is not then listed or quoted as referenced above, an amount determined in good faith by the committee.

         (c) Termination. Unless otherwise provided herein or in a specific option grant agreement which may provide for longer or shorter periods of exercisability, no option shall be exercisable after the expiration of the earliest of

                  i)       in the case of an incentive stock option:

                           (1) ten years from the date the option is granted, or
                  five years from the date the option is granted to an individual owning (after the application of the family and other attribution rules of Section 424(d) of the Code) at the time such option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any ISO Group member,

                           (2) three months  after the date the optionee  ceases
                  to perform services for the Company or any ISO Group member, if such cessation is for any reason other than death, disability (within the meaning of Code Section 22(e)(3)), or cause,

                           (3) one year  after the date the  optionee  ceases to
                  perform services for the Company or any ISO Group member, if such cessation is by reason of disability (within the meaning of Code Section 22(e)(3)),

                           (4) three years after the date the optionee ceases to
                  perform services for the Company or any ISO Group member, if such cessation is by reason of death, or

                           (5) the date the optionee ceases to perform  services
                  for the Company or any ISO Group member, if such cessation is for cause, as determined by the committee in its sole discretion;

                  ii)      in the case of a nonqualified stock option:

                           (1) twenty years from the date the option is granted,

                           (2) two years after the date the  optionee  ceases to
                  perform services for the Company or any Affiliated Group member, if such cessation is for any reason other than death, permanent disability, retirement or cause,

                           (3) three years after the date the optionee ceases to
                  perform services for the Company or any Affiliated Group member, if such cessation is by reason of death, permanent disability or retirement, or

                           (4) the date the optionee ceases to perform  services
                  for the Company or any Affiliated Group member, if such cessation is for cause, as determined by the committee in its sole discretion;

provided, that an option shall only be exercisable for the periods described above following the date an optionee ceases to perform services to the extent the option was exercisable on the date of such cessation.

         (d) Method of Payment. The purchase price for any share purchased pursuant to the exercise of an option granted under the Plan shall be paid in full upon exercise of the option by any of the following methods, (i) by cash,
(ii) by check, or (iii) to the extent permitted under the particular grant agreement, by transferring to the Company shares of stock of the Company at their fair market value as of the date of exercise of the option as determined in accordance with paragraph 5(b). Notwithstanding the foregoing, the Company may arrange for or cooperate in permitting cashless exercise procedures and may extend and maintain, or arrange for the extension and maintenance of, credit to an optionee to finance the optionee's purchase of shares pursuant to the exercise of options, on such terms as may be approved by the committee, subject to applicable regulations of the Federal Reserve Board and any other applicable laws or regulations in effect at the time such credit is extended.

         (e) Exercise. No option shall be exercisable during the lifetime of an optionee by any person other than the optionee, his or her guardian or legal representative. The committee shall have the power to set the time or times within which each option shall be exercisable and to accelerate the time or times of exercise. To the extent that an optionee has the right to exercise one or more options and purchase shares pursuant thereto, the option(s) may be exercised from time to time by written notice to the Company stating the number of shares being purchased and accompanied by payment in full of the purchase price for such shares. Any certificate for shares of outstanding stock used to pay the purchase price shall be accompanied by a stock power duly endorsed in blank by the registered owner of the certificate (with the signature thereon guaranteed). In the event the certificate tendered by the optionee in such payment covers more shares than are required for such payment, the certificate shall also be accompanied by instructions from the optionee to the Company's transfer agent with respect to the disposition of the balance of the shares covered thereby.

         (f) Nontransferability. No option shall be transferable by an optionee otherwise than by will or the laws of descent and distribution.

         (g) ISO $100,000 Limit. If required by applicable tax rules regarding a particular grant, to the extent that the aggregate fair market value (determined as of the date an incentive stock option is granted) of the shares with respect to which an incentive stock option under this Plan (when aggregated, if appropriate), with shares subject to other incentive stock option grants made before said grant under this Plan or any other plan maintained by the Company or any ISO Group member) is exercisable for the first time by an optionee during any calendar year exceeds $100,000 (or such other limit as is prescribed by the Code), such option grant shall be treated as a grant on nonqualified stock options pursuant to Code Section 422(d).

         (h) Investment Representation. Unless the shares of stock covered by the Plan have been registered with the Securities and Exchange Commission pursuant to Section 5 of the Securities Act of 1933, as amended, each optionee by accepting an option grant represents and agrees, for himself or herself and his or her transferees by will or the laws of descent and distribution, that all shares of stock purchased upon the exercise of the option grant will be acquired for investment and not for resale or distribution. Upon such exercise of any portion of an option grant, the person entitled to exercise the same shall upon request of the Company furnish evidence satisfactory to the Company (including a written and signed representation) to the effect that the shares of stock are being acquired in good faith for investment and not for resale or distribution. Furthermore, the Company may if it deems appropriate affix a legend to certificates representing shares of stock purchased upon exercise of options indicating that such shares have not been registered with the Securities and Exchange Commission and may so notify its transfer agent.

         (i) Rights of Optionee. An optionee or transferee holding an option grant shall have no rights as a shareholder of the Company with respect to any shares covered by any option grant until the date one or more of the options granted thereunder have been properly exercised and the purchase price for such shares has been paid in full. No adjustment shall be made for dividends (ordinary or extraordinary, whether cash, securities or other property) or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided for in paragraph 5(k). Nothing in the Plan or in any option grant agreement shall confer upon any optionee any right to continue performing services for the Company or any Affiliated Group member, or interfere in any way with any right of the Company or any Affiliated Group member to terminate the optionee's services at any time.

         (j) Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise of an option. The value of any fractional share subject to an option grant shall be paid in cash in connection with the exercise that results in all full shares subject to the grant having been exercised.

         (k) Reorganizations, Etc. If the outstanding shares of stock of the class then subject to this Plan are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends, spin-off, spin-out or other distribution of assets to shareholders, or assumption and conversion of outstanding grants due to an acquisition and the like, appropriate adjustments shall be made in the number and/or type of shares or securities for which options may thereafter be granted under this Plan and for which options then outstanding under this Plan may thereafter be exercised. Any such adjustments in outstanding options shall be made without changing the aggregate exercise price applicable to the unexercised portions of such options. Notwithstanding the foregoing but subject to Section 9, a merger or similar reorganization that the Company does not survive, a sale of all or substantially all of the assets of the Company, or the dissolution or liquidation of the Company shall cause every option outstanding hereunder to terminate, to the extent not then exercised, except to the extent that any surviving entity agrees to assume the Plan and/or the obligations under any such option.

         (l) Option Modification. Subject to the terms and conditions and within the limitations of the Plan, the committee may modify, extend or renew outstanding options granted under the Plan, accept the surrender of outstanding options (to the extent not theretofore exercised), reduce the exercise price of outstanding options, and authorize the granting of new options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, no modification of an option (either directly or through modification of the Plan) shall, without the consent of the optionee, alter or impair any rights of the optionee under the option.

         (m) Grants to Foreign Optionees. The committee in order to fulfill the Plan purposes and without amending the Plan may modify grants to participants who are foreign nationals or performing services for the Company or an Affiliated Group member outside the United States to recognize differences in local law, tax policy or custom.

         (n) Other Terms. Each option grant agreement may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the committee, such as without limitation discretionary performance standards, tax withholding provisions, or other forfeiture provisions regarding competition and confidential information.

6.       Termination or Amendment of the Plan

         The Board may at any time terminate or amend the Plan; provided, that shareholder approval shall be obtained of any action for which shareholder approval is required in order to comply with Rule 16b-3, the Code or other applicable laws or regulatory requirements within such time periods prescribed.

7.       Shareholder Approval and Term of the Plan

         The Plan shall be effective as of April 26, 1991, the date it was adopted by the Board, subject to ratification by the shareholders of the Company within (each of) the time period(s) prescribed under Rule 16b-3, the Code, and any other applicable laws or regulatory requirements, and shall continue thereafter until terminated by the Board. Unless sooner terminated by the Board, in its sole discretion, the Plan will expire on April 26, 2001 solely with
                                      6
respect to the granting of incentive stock options or such later date as may be permitted by the Code for incentive stock options.

8.       Automatic Grants to Certain Directors

         At the time this Plan is approved by a vote of shareholders, each director who is not an employee of the Company or any Affiliated Group member shall automatically be awarded 2,500 nonqualified stock options. Thereafter, at the time each person who is not an employee of the Company or any Affiliated Group member becomes a director and on each subsequent January 1 thereafter each nonemployee director shall be automatically granted 2,500 nonqualified stock options. The exercise price shall equal the fair market value on each such date and such options shall be exercisable in full for the period beginning six months after the date of grant and ending two years after the optionee ceases to be a director; provided, however, such options shall terminate immediately on the date that a director ceases to be a director for cause. This Section 8 shall not be amended more than once every six months other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder.

9.       Acceleration of Exercisability and Vesting Under Certain Circumstances

         Notwithstanding any provision in the Plan to the contrary, with regard to any option granted to any executive officer or director of the Company unless the particular letter of grant provides otherwise, the option will become immediately exercisable and vested in full upon the occurrence, before the expiration or termination of such option, of any of the events listed below:

                  (a) delivery of written notice of a stockholders' meeting to the stockholders of the Company announcing a stockholders' meeting at which the stockholders will consider a proposed merger, proposed sale of substantially all the assets, or similar proposed reorganization of the Company; or

                  (b) the acquisition of beneficial ownership (as such term is defined in Rule 13d-3 as promulgated under the Securities Exchange Act of 1934) by any "person" (as such term is used in Sections 13(d) and 14(d) of the
Securities Exchange Act of 1934), other than the Company, directly or indirectly, of securities representing 25% or more of the total number of votes that may be cast for the election of directors of the Company; or

                  (c) commencement (within the meaning of Rule 14d-2 as promulgated under the Securities Exchange Act of 1934) of a "tender offer" for stock of the Company subject to Section 14(d)(2) of the Securities Exchange Act of 1934; or

                  (d) failure, at any annual or special meeting of the Company's shareholders following an "election contest" subject to Rule 14a-11 (as promulgated under the Securities Exchange Act of 1934), of any of the persons nominated by the Company in the proxy material mailed to shareholders by the management of the Company to win election to seats on the Board,
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excluding only those who die, retire voluntarily,  are disabled or are otherwise disqualified in the interim between their nomination and the date of the meeting.

10.      Definitions

                  (a) "Affiliate" means any corporation, partnership, joint venture or other entity, domestic or foreign, in which the Company, either directly or through another affiliate or affiliates, has a 50% or more ownership interest.

                  (b) "Affiliated Group" means the group consisting of the Company and any entity that is an "affiliate," a "parent" or a "subsidiary" of the Company.

                  (c) "ISO Group" means the group consisting of the Company and any corporation that is a "parent" or a "subsidiary" of the Company.

                  (d) "Parent" means a corporation that is a "parent" of the Company within the meaning of Code Section 424(e).

                  (e) "Subsidiary" means a corporation that is a "subsidiary" of the Company within the meaning of Code Section 424(f).
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